Backblaze ©2024 Confidential | 1 Q2 2025 Results August 7, 2025 Gleb Budman CEO and Co-Founder Backblaze Marc Suidan CFO

Backblaze ©2025 | 2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this presentation, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, planned investments and initiatives, prospects, plans, objectives of management and general economic trends and trends in the industry and markets are forward-looking statements. The forward-looking statements are contained principally in the sections entitled. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results to be materially different from any future results expressed or implied by the forward-looking statements. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this presentation. Non-GAAP Financial Measures To supplement the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use non-GAAP Adjusted Gross Margin, Adjusted EBITDA Margin and Adjusted Free Cash Flow. These non-GAAP financial measures exclude certain items and are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. We present these non-GAAP measures because management believes they are a useful measure of the Company’s performance and provides an additional basis for assessing our operating results. Please see the Appendix attached to this presentation for a reconciliation of non-GAAP Adjusted Gross Margin, non-GAAP Net Income, Adjusted EBITDA Margin, non-GAAP Operating Expenses and Adjusted Free Cash Flow to the most directly comparable GAAP financial measures. Important Information About This Presentation

Backblaze ©2025 | 3 Our Mission We make it astonishingly easy to store, use, and protect data.

Backblaze ©2025 | 4 ● AI opportunity fueling growth ● Accelerated B2 growth to 29% ● Launched high performance offering and cyber-security products in Q3 Key Highlights NOTES: Financial data is based on unaudited financial data. 29% growth of B2 Cloud Storage is based on comparison of B2 revenue in Q2 of 2025 compared to B2 revenue in Q2 of 2024, and reflects an acceleration of growth based on the increase in growth rate compared to the B2 Cloud Storage revenue growth rate of 23% in Q1 of 2025 (as compared to Q1 of 2024).

Delivering Significant Customer Value



$35K
$30K
$25K
$20K
$15K
$10K
$5K
$0
Cloud storage providers (CSPs)
1
2
3
Backblaze
Up to
3.2x
savings
Up to
92%
lower cost of data management
Cost of initial cloud to cloud migration
Cost of cloud storage
Cost of transactions
Cost of downloads
Cost of data management

NOTES: Results based on an independent third-party economic validation report titled "Economic Validation: Analyzing the Economic Benefits of Backblaze B2 Cloud Storage" conducted by Informa TechTarget's Enterprise Strategy Group that was commissioned by Backblaze.

Backblaze ©2025 | 5

Backblaze ©2025 | 6 Launched a Suite of Cyber Security Features Anomaly Alerts ● Data exfiltration & ransomware protection ● AI driven solution Enterprise Web Console ● Role-based access controls ● Zero Trust principles Bucket Access Logs ● Granular data usage and access visibility ● Detailed data operation tracking

Backblaze ©2025 | 7 Go-to-Market Transformation Initiatives Execute Core Sales Plays Proof Points ● B2 growth accelerated to 29% ● 4th qtr in a row highlighting 7 figure wins ● 150 $50k+ ARR customers, up 30% y/y Upskill the Sales Team Deepen Partnerships NOTES: Financial data is based on unaudited financial data. 29% growth of B2 Cloud Storage is based on comparison of B2 revenue in Q2 of 2025 compared to B2 revenue in Q2 of 2024. 150 $50k+ ARR customers reflects the number of customers with an Annual Recurring Revenue (ARR) calculated to be above $50,000 on an annualized basis. The number of customers with ARR above $50,000 is up 30% as of Q2 2025 compared to Q2 2024. See appendix for definition of ARR (Annual Recurring Revenue). The “4th qtr in a row highlighting 7 figure wins” refers to the highlighting of at least one customer in each of the last 4 consecutive quarters with the revenue opportunity of $1 million or more based on total contract value, or revenue forecasted on an annualized basis.

B2 Overdrive Customer Win

Generative AI Video Company

- Six-figure deal
- Hyperscaler displacement
- Exceeded performance expectations

"Backblaze B2 Overdrive delivered the speed and flexibility we needed—with unlimited egress and real human support. The performance and cost savings were clear."

- Head of AI

NOTES: "Six-figure deal" refers to the expected revenue based total contract value for this customer, which is expected to exceed "six figures" (ie, above $100,000) of revenue on an annualized basis.

Backblaze ©2025 | 8

Backblaze ©2025 | 9 ● 3 of Top 10 Customers are AI companies ● 40x growth in data stored by AI customers y/y ● 70% increase in AI customer count y/y AI Momentum Driving Growth NOTES: Financial data is based on unaudited financial information. “AI customer” determination is based on customer account emails with an ‘.ai’ designation or the customer has disclosed that its use of Backblaze cloud storage is primarily for an AI use case. Data reflects top 10 customers by revenue in Q2 of 2025, and comparisons of customer count and data stored for AI customers in Q2 of 2025 compared to Q2 of 2024.

Backblaze ©2025 | 10 Financial Overview Marc Suidan CFO

Backblaze ©2025 | 11 ● Double Beat ○ B2 revenue up 29% y/y ○ Adjusted EBITDA doubled over LY ● Secured new $20M line of credit ● Approved cash neutral stock buyback program Key Financial Highlights NOTES: Financial data is based on unaudited financial information. Double beat reflects results for revenue, including B2 revenue growth rate, and adjusted EBITDA margin for the quarter ended June 30, 2025 exceeded the top end of the Company’s guidance previously issued for such quarter on May 7, 2025. The Adjusted EBITDA margin for Q2 of 2025 also doubled compared to Q1 of 2024. As previously announced, on June 4, 2025, the Company entered into a new credit agreement with Citizens Bank, which provides for a senior secured revolving credit facility of up to $20 million, subject to customers covenants, restrictions and other terms. On August 7, 2025, the Company announced a stock buyback program of up to $10 million over the next 12 months. The stock buyback program is anticipated to be “cash neutral” because it will be funded solely by cash generated from employee stock option exercises and purchases under the Company’s Employee Stock Purchase Plan.

Financial Transformation Over the Past Year

	I. Solidify Balance Sheet	II. Sustainable Profitability	III. Accelerate Growth
Delivered	☐ Current Ratio > 1 ☐ Secondary Offering ☐ New Line of Credit	☐ Transition to Adj. FCF from Adj. EBITDA ☐ Zero-Based Budgeting (ZBB)	☐ Two consecutive quarters of accelerated B2 Revenue Growth
Target	☐ Reduce equity dilution by 15 to 25%	☐ Positive Adj. FCF in Q4'25	☐ 30%+ B2 Growth in Q4'25

NOTES: "Current Ratio" refers to the ratio of current assets divided by current liabilities as of June 30, 2025 and is unaudited financial data. "Reduce equity dilution by 15 to 25%" refers to the Company's expectation that various measures, including the impact from the stock buyback program, net share settlements, and transitioning for annual employee bonuses to be paid out in cash in lieu of shares, will reduce equity dilution by 15 to 25% over approximately the next 12 months. Two consecutive quarters of accelerated B2 Revenue Growth refers to the growth rate of B2 Cloud Storage in each of Q2 2025 and Q1 2025 compared to the same respective period one year earlier.

Backblaze ©2025 | 12

Backblaze ©2025 | 13 Path to 30%+ B2 growth 22% 23% 29% 28-30% 30%+ NOTES: See next slide for definitions of above referenced categories of revenue drivers.

Backblaze ©2025 | 14 Revenue Drivers Defined Net Organic Growth: Organic data growth less data contraction Direct Cross-sell/Upsell: Direct Sales led upsell of existing customers New Self-serve: PLG led new logo acquisition New Direct Sales: Direct Sales led new logo acquisition

Backblaze ©2025 | 15 Beating B2 Growth Targets Q1’25 Q2’25 Q3’25E Q4’25E Outlook 21-23% 23-25% 28-30% (25-28% Prev.) 30%+ Actuals 23% 29% NOTES: The above financial information is based on unaudited financial data and the Company’s outlook for future periods. It reflects the revenue growth of B2 Cloud Storage for the referenced periods compared to the same quarter one year earlier. For the outlook for Q3’25E, it also reflects an increase in the proposed range of revenue growth for B2 Cloud Storage from the previously announced outlook. The forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially.

Backblaze ©2025 | 16 Financial and Operational Q2 Highlights Revenue ($M) Y/Y Growth NRR Gross Customer Retention B2 Cloud Storage $19.8 29% 112% 89% Computer Backup $16.5 4% 106% 90% Total Company $36.3 16% 109% 90% NOTES: All financial information is as of June 30, 2025, with year-over-year revenue comparisons to the same period as of June 30, 2024, and are based on unaudited financial information. For the periods presented, Physical Media revenue has been consolidated into B2 Cloud Storage or Computer Backup revenue based on the underlying offering from which it originates; previously Physical Media revenue was disclosed separately. NRR (Net Revenue Retention) and Gross Customer Retention are defined in the appendix.

On The Path to Positive Adj. Free Cash Flow



Adj. EBITDA Margin
5%
IPO 2021
2022
(11%)
2023
(4%)
10%
2024
18%
1H 2025
20%+
Q4 2025E



Adj. Free Cash Flow Margin
IPO 2021
(29%)
2022
(54%)
2023
(42%)
2024
(16%)
1H 2025
(8%)
Q4 2025E

NOTES: Adjusted EBITDA and Adjusted Free Cash Flow margins are shown for the years ending December 31, 2021, 2022, 2023, 2024 are based on audited financial data, and 1H 2025 is based on unaudited financial data. The estimated Q4 2025E Adjusted EBITDA and Adjusted Free Cash Flow margins are forward-looking statements and reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. Please refer to the definitions of Adjusted EBITDA margins and Adjusted Free Cash Flow in the Appendix. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for historical results is provided in the Appendix to this presentation. A reconciliation for estimated future results is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future.

Backblaze ©2025 | 17

Backblaze ©2025 | 18 Stock Buyback Program ● Up to $10 million approved ● Funded with proceeds from stock options exercised and Employee Stock Purchase Plan ● 12 month window Summary of Terms Reduce equity dilution trajectory Cash neutral NOTES: On August 7, 2025, the Company announced a stock buyback program of up to $10 million over the next 12 months. The stock buyback program is anticipated to be “cash neutral” because it will be funded solely by cash generated from employee stock option exercises and purchases under the Company’s Employee Stock Purchase Plan.

Backblaze ©2025 | 19 Q3’25 and Full Year Guidance Q3’25 $ 36.7 to $37.1 FY 2025 - Raised $145 to $147 (prev $144 to $146) Q3’25 17% to 19% FY 2025 17% to 19% NOTES: The above financial information guidance for Q2 of 2025 and fiscal year 2025 are forward-looking statements. For the revenue outlook for FY 2025, it also reflects an increase in the proposed range of total Company revenue from the previously announced outlook. These forward-looking statements reflect our views with respect to future events as of the date of this presentation and are based on assumptions and subject to risks and uncertainties, and actual results may differ materially. A reconciliation of non-generally accepted accounting principles (GAAP) guidance measures to corresponding GAAP measures for Adjusted EBITDA Margin is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of expenses and other factors in the future. Revenue ($M) Adj. EBITDA Margin

Backblaze ©2025 | 20 Q&A

Backblaze ©2025 | 21 Thank You!

Backblaze ©2025 | 22 Appendix

Backblaze ©2025 | 23 ● “ARR” means Annual Recurring Revenue and is based on the monthly revenue from all B2 Cloud Storage and Computer Backup arrangements (excluding revenue for Physical Media) for the last month of a period and multiplying it by 12. Our annual recurring revenue for each of Computer Backup and B2 Cloud Storage is calculated in the same manner as our overall annual recurring revenue based on the revenue from our Computer Backup and B2 Cloud Storage solutions, respectively. ● “Gross Customer Retention” is used to measure our ability to retain our customers and is based on the trailing four-quarter average of the percentage of cohort of customers who were active at the end of the quarter in the prior year that are still active at the end of the current quarter. We calculate our gross customer retention rate for a quarter by dividing (i) the number of accounts that generated revenue in the last month of the current quarter that also generated recurring revenue during the last month of the corresponding quarter in the prior year, by (ii) the number of accounts that generated recurring revenue during the last month of the corresponding quarter in the prior year. ● “NRR” means Net Revenue Retention and is based on a trailing four-quarter average of the recurring revenue from a cohort of customers in a quarter as compared to the same period in the prior year. Our net revenue retention rate for each of Computer Backup and B2 Cloud Storage is calculated in the same manner as our overall net revenue retention rate based on the revenue from our Computer Backup and B2 Cloud Storage solutions, respectively. ● “Customer” means a customer at the end of any period as a distinct end user, as identified by a unique account identifier, which makes up substantially all of our user base.In Q4 2023, we refined our customer definition to include end-user customers that purchase through a reseller. This resulted in no impact to previously reported metrics other than a 1% decrease to the 120% NRR metric reported for Q3 2023. Definitions

Backblaze ©2025 | 24 ● Adjusted EBITDA is defined as net loss adjusted to exclude depreciation and amortization, stock-based compensation, interest expense, investment income, income tax provision, realized and unrealized gains and losses on foreign currency transactions, impairment of long-lived assets, and other non-recurring charges. We use adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that adjusted EBITDA, when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. We consider adjusted EBITDA to be an important measure because it helps illustrate underlying trends in our business and our historical operating performance on a more consistent basis. ● Adjusted Free Cash Flow We define adjusted free cash flow as net cash provided by (used in) operating activities less purchases of property and equipment, capitalized internal-use software costs, principal payments on finance leases and lease financing obligations, as reflected in our consolidated statements of cash flows, and excluding restructuring costs, legal settlement costs, and other non-recurring charges. ● Non-GAAP Net Income (Loss) We define non-GAAP net income (loss) as net income adjusted to exclude stock-based compensation and other items we deem non-recurring. We believe that non-GAAP net income (loss), when taken together with our GAAP financial results, provides meaningful supplemental information regarding our operating performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. ● Adjusted Gross Profit (and Margin) We define adjusted gross margin as gross profit, exclusive of stock-based compensation expense, depreciation expense of our property and equipment, and amortization expense of capitalized internal-use software included within cost of revenue, as a percentage of adjusted gross profit to revenue. We exclude stock-based compensation, which is a non-cash item, because we do not consider it indicative of our core operating performance. We exclude depreciation expense of our property and equipment and amortization expense of capitalized internal-use software, because these may not reflect current or future cash spending levels to support our business. We believe adjusted gross margin provides consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric eliminates the effects of depreciation and amortization Definitions

Backblaze ©2025 | 25 Reconciliation of Non-GAAP Measures: Adjusted Gross Margin Adjusted Gross Profit Q2’25 Q2’24 Gross Profit $23.041 $17.229 Gross Margin 63% 55% Adjustments for Cost of Revenue: Stock Based Compensation 0.432 0.354 Depreciation and Amortization 5.384 6.879 Restructuring Charges (0.013) — Adjusted Gross Profit $28.844 $24.462 Adjusted Gross Margin 79% 78% Dollars in Millions

Backblaze ©2025 | 26 Reconciliation of Non-GAAP Measures: Non-GAAP Net Income (Loss) Q2’25 Q2’24 Net Loss $(7.097) $(10.348) Net Loss Margin -20% -33% Adjustments: Total Stock Based Compensation 7.304 5.528 Foreign Exchange loss (gain) 0.477 (0.001) Litigation settlement costs 0.138 — Restructuring Charges (0.066) — Non-GAAP Net Income (Loss) $0.756 $(4.821) Non-GAAP Net Income Margin 2% -15% Non-GAAP Diluted Shares 55.627 42.152 Non-GAAP Net Loss per Diluted Share $0.01 $(0.11) Dollars and Shares in Millions

Backblaze ©2025 | 27 Reconciliation of Non-GAAP Measures: Adjusted EBITDA Q2’25 Q2’24 Net Loss $(7.097) $(10.348) Net Loss Margin -20% -33% Adjustments: Total depreciation & amortization 5.474 7.025 Total stock based compensation 7.304 5.528 Interest expense and investment income 0.380 0.539 Litigation settlement costs 0.138 — Foreign exchange loss (gain) 0.477 (0.001) Restructuring charges (0.066) — Adjusted EBITDA $6.610 $2.743 Adjusted EBITDA Margin 18% 9% Dollars in Millions

Backblaze ©2025 | 28 Reconciliation of Non-GAAP Measures: Adjusted Free Cash Flow Q2’25 Q2’24 Net Cash Provided by (Used In) Operating Activities $3.545 $2.227 Capital Expenditures (2.845) (3.776) Principal Payments on Finance Leases and Lease Financing Obligations (4.734) (4.909) Litigation settlement costs 0.012 — Cash payments for workforce reduction and severance charges .115 — Adjusted Free Cash Flow ($3.907) ($6.458) Adjusted Free Cash Flow Margin -11% -21% Dollars in Millions